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As filed with the Securities and Exchange Commission on January 21, 1997
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       PREFERRED EMPLOYERS HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                65-0698779
----------------------------------------     -----------------------------------
(State of Incorporation or organization)    (I.R.S. Employer Identification No.)

10800 Biscayne Blvd.    Miami,  Florida                      33161
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)

If this Form relates to the                 If this Form relates to the
registration of a class of debt             registration of a class of debt
securities and is effective upon            securities and is to become
filing pursuant to General                  effective simultaneously with the
Instruction A(c)(1) please check            effectiveness of a concurrent
the following box.        |_|               registration statement under the
                                            Securities Act of 1933 pursuant
                                            to General Instruction A(c)(2)
                                            please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                      Name of Exchange on Which
        to be so Registered                   Each Class is to be Registered
        -------------------                   ------------------------------

 Common Stock, $.01 par value                       Boston Stock Exchange
 ------------------------------               -----------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
--------------------------------------------------------------------------------
                                (Title of Class)

                         Exhibit Index begins on Page 2

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Item 1. Description of Registrant's
        Securities to be Registered
        ---------------------------

                  The information appearing under the caption "Common Stock" found in the section titled "Description of Securities" on page 43 of the Registrant's Amendment No. 1 to the Registration Statement on Form SB-2 (File No. 333-14103) as filed with the Securities and Exchange Commission on January 3, 1997 is incorporated by reference hereto.



Item 2. Exhibits

         1. Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-14103) as filed with the Securities and Exchange Commission on October 15, 1996).

         2. By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registration Statement on Form SB-2 (File No. 333-14103) as filed with the Securities and Exchange Commission on January 3,
1997).

         3. Specimen Common Stock Certificate (incorporated by reference to
Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form SB- 2 (File No. 333-14103) as filed with the Securities and Exchange Commission on January 3, 1997).


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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                            PREFERRED EMPLOYERS HOLDINGS, INC.


                            By:/s/ Mel Harris
                               -------------------------------------
                               Mel Harris
                               Chairman and Chief Executive Officer


Dated:  January 21, 1997



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